Corporate presentation September 2017 Exhibit 99.1

Cautionary statement

Tellurian introduction (NASDAQ: TELL)

Leadership supported by experienced team and innovative business strategy

- Feb 2016: Charif Souki and Martin Houston established Tellurian as a private company
- Aug 2016: Meg Gentle joined to lead the company as President & CEO
- Dec 2016: GE invested $25 MM in Tellurian equity
- Jan 2017: Total invested $207 MM in Tellurian equity
- Feb 2017: Merged with Magellan Petroleum to gain access to public equity market
- Jun 2017: Bechtel, Chart Industries, and GE completed the front engineering and design (FEED) study for Driftwood LNG
- Sep 2017: Announced an acquisition of natural gas production and undeveloped acreage in the Haynesville and Bossier shale

Strategy

Building a natural gas business that includes ~26 mtpa of production from Driftwood LNG, trading of LNG cargoes, and development of new markets globally.

Secure low-cost natural gas	Design and construct low-cost liquefaction and pipelines	Operate our business safely, efficiently and reliably	Deliver reliable and flexible LNG to a portfolio of global customers

TELLURIAN

3

Pursuing accretive business along value chain



	Gas supply	Pipeline	Terminal	Marketing
Strategy	▪ Purchase low-cost gas at liquidity points, in field or as reserves ▪ Maximize margins & optionality	▪ Diversify gas supply ▪ Develop pipeline solutions for LNG plants in Louisiana	▪ Develop low-cost liquefaction	▪ Deliver LNG to end use markets worldwide ▪ Re-optimize portfolio and LNG cargos
Assets	▪ 9,200 net acres and up to 138 drilling locations in Haynesville ▪ Experienced upstream team ▪ Experienced gas purchasing team	▪ Driftwood pipeline: connects Driftwood LNG to ~32 Bcf/d production ▪ Experienced pipeline development and operations team	▪ ~26 mtpa Driftwood LNG Terminal ▪ Experienced development, operations and regulatory team	▪ Experienced global marketing team ▪ Offices in Houston, Washington D.C., London, Singapore
Status	▪ Negotiating with sellers	▪ Driftwood pipeline: FERC permit pending ▪ Exploring midstream options into GOM	▪ FEED complete ▪ Fixed fee construction contract under negotiation ▪ FERC permit pending	▪ Negotiating long-term LNG sales agreements ▪ Developing options for short-term cargoes

TELLURIAN
4

LNG oversupply is over – price signals work Low prices have stimulated LNG demand growth . . . but effective capacity utilization is over 98% . . . 2018 expected to be very tight . . . and price surges expected to signal the call for additional supply. CME expected to launch futures trading for Gulf Coast marker. Sources: Platts and ICE via Marketview, Fearnleys, Wood Mackenzie, Kepler 1H 2017 demand growth rate, Tellurian Research

Driftwood LNG cost competitive

Gulf Coast new build economics amongst lowest quartile projects globally



Cost
$/tonne(1)
Capacity
mtpa
$2,500
$2,000
$1,500
$1,000
$500
$-
30
25
20
15
10
5
-
Sabine Pass (Trains 1-2)
Sabine Pass (Trains 3-4)
Sabine Pass 5
Driftwood LNG
Cameron(3)
Freeport (3)
Corpus Christi (Trains 1-2)
Jordan Cove
Mozambique Area 4
APLNG
LNG Canada
Yamal
Gorgon
New project
Expansion(2)

Source: Wood Mackenzie (Q4 2016), Tellurian estimates

Note: (1) Includes owners' costs and contingencies and excludes financing and pipeline related costs

(2) Excludes development costs related to berths and storage tanks

(3) Increase in costs tied to EPC as per 2Q17 CBI earnings call

TELLURIAN 7

History of moving quickly through regulatory process We employ many of the same members that executed Sabine Pass Source: FERC regulatory filings Note:(1) Duration of FERC review for Driftwood Project filing based on Tellurian estimates

Tellurian underpinned by simple capital structure

Ownership structure



Common equity(1)
Mgmt.(2)
TOTAL
GE Oil & Gas
Public
52%
22%
3%
24%
Tellurian Inc.
NASDAQ: TELL
Common shares: 210 MM(2)
Market cap: $1.8 Bn(3)
Debt: $0 MM
Cash: $187 MM(4)
Tellurian Production Company
Driftwood Pipeline
Driftwood LNG
Haynesville Assets

Financing assumptions

Construction & pipeline capex	▪ 20 Trains: ~$13 - 16 Bn[5] ▪ 96-mile pipeline: ~ $1.6 - 2.0 Bn[6]
Capital structure	▪ Debt-to-total capital – Liquefaction plant: ~70% – Pipeline: ~80% ▪ Plan to raise capital at OpCo level
Cash flow estimates	▪ Targeting ~80% of cash flows from long-term fixed contracts with Investment Grade counterparties ▪ EBITDA: ~$2.5 - $3.0 Bn[7] by 2025 ▪ Cash available for distribution to common shares: >$1 Bn/year ▪ Cash flow/share: $6 - $7 by 2025[8]
Advisors	▪ Engaged Societe Generale to support structuring of debt financing ▪ Engaged Petrie Partners to support upstream acquisition

Notes:
(1) Ownership interest as of 08/25/2017
(2) Includes shares & restricted shares owned by officers, directors & employees
(3) Based on closing price of 9/1/17
(4) Cash as of 6/30/17
(5) Based on construction costs of ~$500-$600/tonne, excluding owners' costs, financing costs and contingencies
(6) Before owners' costs, financing costs and contingencies
(7) EBITDA calculated as total revenues less operating costs and transportation costs. EBITDA is a non-GAAP measure. Refer to Cautionary Statement on slide 2 of this presentation
(8) Based on 210.9 mm shares outstanding

TELLURIAN
9

Tellurian competitive advantages

Unmatched experience, proven results

Bench strength

- Total headcount of ~100 professionals with decades of industry experience at Cheniere, BG Group and others
- Collectively, our team has constructed ~55 mtpa (20%) of liquefaction capacity worldwide, all delivered on schedule
- Founders orchestrated first exports out of the U.S. and originated LNG destination flexibility

Partnerships

- Technology partners with proven industry leaders - Bechtel, Chart and GE
- Bechtel will provide a fixed fee, inclusive contract structure. We expect this to be lowest amongst future LNG construction globally.
- Our team members have worked on more than half of Bechtel liquefaction jobs worldwide
- Strategic shareholders Total ($207 MM equity invested) and GE ($25 MM equity invested)

Driftwood asset

- Industry fundamentals support development
- U.S. economics: access to low-cost gas, building low-cost liquefaction
- Speed to market – completed front end engineering, fast mover through regulatory process
- 1,000 acre project site provides ample construction and laydown space
- Underpinned by low cost integrated model

TELLURIAN

10

Tellurian Timeline

Significant value creation expected in the next 12 months

	2016 FERC Pre-filing review	2017 Q1 FERC application filing	2018 Construction begins	2022 First LNG plant operational	2025 All LNG plants operational
Engineering	✓ Bechtel engaged to complete robust FEED *Feb/16*	▪ **LSTK[(1)] EPC contract** *expected mid-2017*	▪ Notice to Proceed with construction *expected mid-2018*	▪ Driftwood LNG first LNG cargo	▪ All LNG plants operational
Regulatory	✓ Pre-filing notice *Jun/16* ✓ Draft Resource Reports *Dec/16*	✓ Full FERC application filed *Mar/17*	▪ **FERC Order** *expected mid-2018*		
Gas Supply		✓ Start buyside activity ✓ Purchase Haynesville assets ✓ Driftwood pipeline FERC application filed *Mar/17*	▪ Initiate drilling ▪ Implement supply portfolio prior to COD[(2)]		
LNG Marketing	✓ Offices established in London and Singapore *Dec/16*	✓ Launch of marketing effort at Gastech Conf. in Tokyo *Apr/17*	▪ **LNG Sales and Purchase Agreements** *expected **1H 2018***		
Financing	✓ $60 MM from mgmt., friends & family *Feb. – Apr/16* ✓ $25 MM from GE *Dec/16* ✓ $207 MM from TOTAL *Dec/16*	✓ Engaged debt financing advisor *Mar/17* ▪ Opportunistic capital raising ▪ Arrange project financing bank group	▪ **Liquefaction project financial close** *expected **mid-2018*** ▪ Opportunistic capital raising		

Note: (1) LSTK represents lump sum turnkey

TELLURIAN
11

Conclusions Global market needs environmentally beneficial and reliable natural gas U.S. is best positioned to meet supply needs with abundant low-cost gas, and the resources to build low-cost liquefaction LNG prices > $5.50 per MMBtu at the Gulf Coast Marker give the signal that additional liquefaction capacity is needed LNG business model needs to evolve with the changing marketplace Tellurian team’s experience innovating and capturing the fast mover advantage is unmatched Proven results . . . future success . Tellurian uniquely positioned to leverage opportunities

Expected to produce first LNG in 2022 Driftwood LNG Artist Rendition

Appendix Leadership team, partners and capital structure

Board of Directors Dillon J. Ferguson, Director, Chairman of Governance Committee Dillon J. Ferguson is a partner at Pillsbury Winthrop Shaw Pittman LLP in its energy and litigation practices, focusing his practice on oil and gas law, with an emphasis on both transaction and litigation matters. His clients are comprised of companies and individuals who are engaged in oil and gas activities Mr. Ferguson earned his B.B.A. from The University of Texas at Austin and his J.D. from South Texas College of Law Jean Jaylet, Director Jean Jaylet joined Total in the North Sea division, E&P branch as an economist and then as a transportation assets manager. He moved to Gas & Power in charge of gas and power trading development for Europe and then trading manager in Houston. He is VP LNG & Economy in Gas, Renewables & Power branch and a member of the Gas Management Committee. Mr. Jaylet holds degrees from the Ecole Nationale Supérieure d'Arts et Métiers (ENSAM) and from the IFP. Diana Derycz-Kessler, Director Ms. Diana Derycz-Kessler is a private investor with holdings in a variety or sectors including oil and gas. She launched her private practice with a focus on oil and gas, investments, and capital raising representation. Ms. Derycz-Kessler holds a Law Degree from Harvard Law School, a Master's Degree from Stanford University and a bachelor's degree from University of California, Los Angeles (UCLA). Brooke Peterson, Director, Chairman of Compensation Committee Brooke Peterson has been involved in resort development and real estate for over 35 years. Mr. Peterson serves as a trustee of several trusts of high net worth families, is involved in non-profits, is a municipal judge in Aspen, is a member of the Colorado Bar Foundation Mr. Petersen serves as a Manager of Ajax Holdings LLC and is CEO of Coldwell Banker Mason Morse Don Alan Turkleson, Director, Chairman of Audit Committee Mr. Turkleson has served in various financial roles at public companies including Chief Financial Officer at Cheniere, Laurus and Gulf Coast Energy Resources. His experience includes initial public offerings, mergers, acquisitions, master limited partnerships, project financings and debt offerings. He has served on the board of directors at ACCEL Energy Canada Limited, Cheniere Energy Partners LP Holdings, LLC, QEP Midstream Partners GP, LLC, Miller Energy Resources, Inc., Cheniere Energy Partners GP, LLC, and Stone Horn Ridge, LLC Charif Souki, Chairman Founded Cheniere Energy, the first LNG export company in the U.S., growing it to a $9 Bn company while serving as CEO from 2002 to 2015 A lifelong entrepreneur, Charif has spent 20 years raising and investing capital in a range of industries globally Martin Houston, Vice Chairman Spent three decades at BG Group plc, an FTSE 10 international integrated oil and gas company, retiring in November 2013 as COO and an executive director Conducted business in over 40 countries in an energy career spanning 35 years Meg Gentle, CEO and President Former EVP of Marketing at Cheniere Energy, based in London, England Previously served as CFO of Cheniere Energy, negotiating $25 Bn of debt and equity financings

Key project partners Liquefaction technology World-class cold box manufacturer for all technologies – supplied more than 10,000 brazed aluminum heat exchanger (BAHX) cores – more than 500 for LNG service Driftwood LNG to use the Integrated Pre-cooled Single Mixed Refrigerant (IPSMR®) liquefaction process Turbines and compressors GE Oil & Gas has 25+ years of experience in LNG technology Delivered refrigerant compressors and turbines for some of the world’s largest projects Partnering to set new low-cost standard for installed horsepower Invested $25 MM Equity partners Strategic investor Invested $207 MM, 22% ownership in Tellurian Globally integrated portfolio and experienced LNG company EPC World leader in the LNG industry, and has built 41 trains producing 120 mtpa to date Founders have deep relationship with Bechtel: 15 trains with Tellurian’s executive team Bechtel expected to wrap the Chart technology liquefaction interface Project partners

Potential Future Funding Sources Tellurian Inc. (NASDAQ:TELL) Public equity issuance Driftwood Pipeline Project finance debt Project equity Project finance debt Driftwood LNG Tellurian Production Company RBL facility Bonds Equity partners Equity partners Private equity partners Corporate bonds

Appendix LNG market

U.S. remains the most flexible and competitive LNG supply solution U.S. advantaged as a global energy center Continued expansion of integrated infrastructure defines the most flexible and cost effective energy system in the world Can react quickly to market changes regardless of price direction Continued increase in access to hydrocarbons driven by technology revolution Energy and financial industries becoming more sophisticated and interconnected Invent the new paradigm One-size-fits-all LNG no longer the case - U.S. structure to define the LNG industry Innovation in plant/equipment/commercial design make a difference Timing and collaboration have a significant impact Winner will leverage entire value chain Ability to innovate, identify and apply technology is key to the new market Further technological transformation and deployment should be expected Ability to incorporate renewables and policy initiatives will differentiate competitors Speed to market advantages projects in the U.S.

LNG market: from surplus to shortfall

- Approximately a third of global gas demand could be supplied from new LNG sources
- LNG demand forecasted to grow 4.8% per year 2015-2030



New FIDs are necessary beginning 2018 to keep LNG market balanced 2021+
Demand should grow to meet supply with price as the balancing factor
Assuming no new FIDs are sanctioned soon, the global LNG market is expected to return to deficit by 2022 mtpa
500
400
300
200
100
-
(100)
(200)
258
428
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030
Net liquefaction capacity(1)
Driftwood LNG(2)
FID shortfall(3)
LNG demand

Source: Wood Mackenzie (Q3 2016)

Note: (1) Assumes liquefaction capacity utilization rate of 95%, 90% and 85% in 2021, 2022 and 2023, respectively, and 85% thereafter

(2) Driftwood LNG assumed to have liquefaction capacity of ~26 mtpa

(3) FID shortfall grossed up by 85% to account for the impact of capacity utilization rate and assuming a 4-year construction period

TELLURIAN

24

~100 mtpa of additional liquefaction needed to meet LNG demand by 2025 Source:Wood Mackenzie (Q1 2017) Note:(1) Actual LNG consumption in 2016 (2) Actual LNG global liquefaction capacity in 2016 (3) Estimate of liquefaction capacity of projects under construction (4) Estimated reduction of liquefaction capacity (5) LNG demand estimate (6) Represents the liquefaction capacity required to meet LNG demand in 2025, assuming capacity utilization rate of 85%

12% Growth in Asia / Middle East LNG demand in 2016(1) Source:IHS Markit Waterborne Note:(1) 2016 year-on-year change (2) AME represents Asia and Middle East (2) (2)

Low prices incentivize faster demand growth

Asian LNG demand grew significantly over the same period in 2016; lower LNG prices are stimulating demand in Asia


MT
5
4
3
2
1
-
Q1 YOY Change
Q2 YOY Change
South Korea
Malaysia
Thailand
Philippines
India
Singapore
Taiwan
China
Pakistan
Japan

YoY demand is up ~12%. If current level of growth continues, markets will be short capacity by 2020, resulting in call on new capacity and higher prices.


mtpa
Incremental LNG consumption H1 2017
145
143
141
139
137
135
133
131
129
127
125
128.5
-0.3
13.8
0.8
0.9
Total H1 2016
Americas
Asia
Middle East
Europe
Total H1 2017

Source: Kepler July/2017

TELLURIAN
27

The U.S. offers the right product to customers Source: IHS Energy. Note: (1) Break-even price estimated based on FOB costs at $50/Bbl.

Fast-growing FSRU market Source: Wood Mackenzie April/2017 Floating Storage Regasification Unit capacity increasing

Spot market under development Source: GIIGNL 2017 publication, Wood Mackenzie Q1 2017 . Note: (1) Assuming 3 Bcf per cargo and 51 Bcf of gas per mtpa of LNG.

Expiration of existing contracts Source: IHS Energy. Note: Based on executed Sale and Purchase Agreements and Liquefaction Tolling Agreements.

Contracts signed in 2016 Contracts by duration Contracts by type of supplier Source: GIIGNL (2017). Note: (1) Short term: 4-years or less. (2) Medium term: between 5 and 10 years. (3) Long term: longer than 10 years. (4) Represents sales from portfolio players. (5) Consists of projects that are subject to Final Investment Decision. (6) Includes long, medium, and short-term contracts, extensions, and HOAs. (3) (1) (2) Total(6): 44 mtpa (5) (4) Total(6): 44 mtpa

Three large supply centers Steady non-traditional demand growth Barriers to entry reduced Flexible contracting structures Revocation of destination restrictions Geographic fragmentation LNG index pricing Supply competition Points of transition in the LNG market

Appendix Terminal

Driftwood 1,000 acre site unique in Louisiana Ample construction and laydown space, distinguishes project from others in U.S. Gulf Coast Artist Rendition

Driftwood terminal vs. traditional LNG plant – design

DWLNG layout: 5.2 mtpa


Gas pre-treatment facility
Redundancy built-in: if 1 compressor is out of service, only that circuit is affected
Single refrigerant loop (x4): requires less land, less pipe
GE LM6000 PF+ (x4): cheapest dollar per installed horsepower = more LNG production per acre
Chart cold boxes (x4): IPSMR technology uses single mixed refrigerant; design scaled up from mid-scale design, rather than down from top

Traditional layout: 4.5 mtpa


Redundancy necessary: if 1 compressor is out of service, entire circuit is affected
Larger footprint: 3 cold boxes need more land, more pipe
Gas pre-treatment
GE LM2500 (x6): smaller turbine means one needs 6 turbines and 3 circuits to produce 4.5 mtpa
Cold boxes (x3): 3 cold boxes, one for each refrigerant gas loop

36

Driftwood Project cost competitive Source: IHS Energy Jan/2017

FERC approval process

- Authorization under Section 3 (terminal) and Section 7 (pipeline) of the Natural Gas Act

- FERC designated as lead agency
  - Oversee siting, construction and operation of LNG facilities by Energy Policy Act 2005
  - Provide National Environmental Policy Act (NEPA) analysis and develop Environmental Impact Statement (EIS)
  - All other agencies are cooperating agencies

- FERC process:

✓ Pre-filing (minimum of 6 months)	May 2016
✓ Application	March 2017
– Draft Environmental Impact Statement	Expected Q3-Q4 2017
– Final Environmental Impact Statement	Expected Q4 2017- Q1 2018
– FERC Order	Expected mid-2018

TELLURIAN
38

Appendix Pipeline

Driftwood pipeline

Key facts	
Length	96 miles
Size	48" – 74 miles 42" – 11 miles 36" – 11 miles
Capacity(1)	~4.0 Bcf/d Access ~32 Bcf/d flowing gas
Capex.	~$1.6 – $2.0 Bn(2)
Regulatory	FERC
Timing	Construction planned to begin in 2019
Location	Evangeline, LA to Calcasieu, LA

Pipeline map



TEXAS
LOUISIANA
CGT
Transco
TETCO 2
Trunkline
Texas Gas
ANR
Tennessee Gas
Florida Gas & Pine Prairie
TETCO 1
Egan
Cameron Pipeline
KMLP
Creole Trail
DWLNG
Driftwood LNG facility
Key
Facility site
Proposed pipeline route
Meter station / interconnects
Bcf/d
Total interconnect capacity:
32 Bcf/d
10.6
2.1
2.1
2.3
0.5
2.0
2.5
0.8
1.5
1.2
1.3
2.5
2.1
KMLP
Creole Trails
Cameron Pipeline
Florida Gas
Pine Prairie
Egan
Tennessee Gas
Trunkline
TETCO 1 & 2
Texas Gas
ANR
Transco
CGT
Pipeline expansion

Note: Note: All locations are approximate. This is a preliminary map intended for project overview only
(1) Based on average estimated throughput.
(2) Excludes owners' costs, financing costs and sponsors' contingencies.

TELLURIAN
40

Driftwood LNG access to prolific resource base Source: Platts, EIA (DPR July 2017). Note: Technical recoverable resources per EIA report, April 2015. Major basins provide liquidity, minimize price risk Permian Basin Barnett Basin Haynesville Basin Fayetteville Basin Marcellus Basin Utica Basin Eagle Ford Basin Resources (Tcf, 2015): 35.9 Production (Bcf/d): 1.7 Basis ($/mmBtu, 2017 YTD): -$0.11 Resources (Tcf, 2015): 199.2 Production (Bcf/d, 2017): 4.5 Basis ($/mmBtu, 2017 YTD): -$0.53 Resources (Tcf, 2015): 211.3 Production (Bcf/d): 19.6 Basis ($/mmBtu, 2017 YTD): -$0.58 Resources (Tcf, 2015): 74.4 Production (Bcf/d): 8.4 Basis ($/mmBtu, 2017 YTD): -$0.27 Resources (Tcf, 2015): 12.9 Production (Bcf/d): 2.8 Basis ($/mmBtu, 2017 YTD): -$0.11 Resources (Tcf, 2015): 76.8 Production (Bcf/d): 6.6 Basis ($/mmBtu, 2017 YTD): -$0.11 Resources (Tcf, 2015): 52.2 Production (Bcf/d): 6.3 Basis ($/mmBtu, 2017 YTD): -$0.05 Driftwood LNG facility Driftwood pipeline

Driftwood pipeline gas access minimizes risk Source: EIA, Tellurian. Note: Data refers to resource within operating footprint of Driftwood pipeline (DWPL) &Driftwood LNG (DWLNG) Pipeline capacity refers to combined capacity of pipelines connecting to directly to DWPL Meter stations refers to maximum capacity available from an interconnect pipe Optimal geographic and geologic diversity 588.3 41.3 31.8 12.5 Resources Flowing gas through inter/intrastate pipes in area Flowing gas to Driftwood Pipeline Meter stations Tcf Bcf/d Bcf/d Bcf/d 4 Bcf/d Pipeline volume to plant

Driftwood LNG gas access Optimal mix and resource availability and accessibility 588.3 Tcf of resources 41.3 Bcf/d of daily production 31.8 Bcf/d of pipeline capacity 12.5 Bcf/d of pipeline connections Source: EIA, Tellurian. Note: (1) EIA; Reserves = technical recoverable resources, 2015. (2) EIA DPR July 2017. Daily production estimate refers to volumes accessible to Driftwood pipeline route U.S. gas resources(1) (Tcf) U.S. gas production(2) (Bcf/d) Pipeline capacity (Bcf/d) Pipeline connections (Bcf/d)

Southwest Louisiana: core of U.S. exports Core of U.S. natural gas exports Louisiana Texas Gulf of Mexico Inbound from Perryville 2024 4.8 Bcf/d Inbound from East 2024 3.2 Bcf/d Inbound from Perryville 2024 1.7 Bcf/d Inbound from West 2024 2.0 Bcf/d Inbound to Gillis 2024 4.0 Bcf/d Southwest Louisiana demand center 2025 demand: 12 Bcf/d(1) Inbound to Southwest LA 2024 8.0 Bcf/d Lake Charles, LA Gillis, LA Eunice, LA Inbound to Southwest LA 2024 2.7 Bcf/d Outbound to TX 2024 0.9 Bcf/d Driftwood LNG From East 3.2 Bcf/d From West 2.0 Bcf/d From Perryville to Eunice 4.8 Bcf/d From Perryville to Gillis 1.7 Bcf/d 2024 Total(2): ~11.7 Bcf/d Source: Company data and Tellurian estimates. Note: (1) LNG demand includes ambient capacity. (2) Based on aggregate inbound flows to Gillis and Eunice, Louisiana.

Southwest Louisiana: core of U.S. nat. gas exports

Permian supply growth

- Gas production from the Permian expected to increase to ~13 Bcf/d by 2025 with limited export capacity



Gas production (Bcf/d)
Actual
Forecast(1)
25
20
15
10
5
-
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Gas production

Southwest Louisiana demand growth

- Forecasted incremental demand increase from Southwest Louisiana area of ~7.5 Bcf/d by 2025



Gas demand (Bcf/d)
25
20
15
10
5
-
+7.5 Bcf/d(2)
2018
2019
2020
2021
2022
2023
2024
2025
Demand
Prospective demand (2)

Source: Goldman Sachs.
Note: (1) Forecast based on WTI price of $52/Bbl oil, $3.00/mmBtu natural gas; production split of 57% oil, 23% NGLs and 20% natural gas.
(2) Based on prospective future demand primarily from liquefaction facilities located in Southwest Louisiana.

TELLURIAN 45